May 7, 1996

 South Seas Properties Company Limited Partnership
 12800 University Drive
 Ft. Myers, FL 33907

 RE:  First Union National Bank of Florida Loan No. 8385321361

 Dear Sirs:

 This letter, upon your acceptance hereof, will constitute a commitment (herein "Commitment") that FIRST UNION NATIONAL BANK OF FLORIDA (herein "Lender"), will enter into a Loan Modification Agreement with SOUTH SEAS PROPERTIES COMPANY LIMITED PARTNERSHIP, an Ohio limited partnership, (herein "Borrower"), which Loan Modification Agreement shall provide for conversion of the existing Term Loan to a Revolving Credit Loan ("Loan") subject to the following terms and conditions:

      1. The Lender will advance principal to the Borrower from time to time. However, the total of such advances of principal by Lender to Borrower shall never exceed the amount of the present outstanding principal balance of $6,985,998.92 reduced each month, commencing June 5, 1996 and continuing on the Fifth (5th) day of each month thereafter until December 5, 1996, by the amount of each month's principal reduction in the amount of $14,000.00. The outstanding principal balance may decrease or increase from time to time as principal payments are made by Borrower or advances of principal are made by Lender to Borrower, subject to the limitations as contained herein.

      2. No advances of principal by the Lender to the Borrower will be permitted after January 1, 1997.

      3. In consideration of Lender's agreement to modify the Loan, Borrower shall pay to Lender a Fee in the amount of Five Thousand and No/100 Dollars ($5,000.00) which shall be paid to Lender upon acceptance of this Commitment Letter.

      4. Requests for advances of principal by the Borrower shall be made to the Lender in writing and the Borrower, in such written principal advance request, shall warrant and represent to the Lender that there has been no material change in the status or financial condition of the Borrower. Such advance by the Lender to the Borrower shall be contingent upon the Borrower not being in default of any of the monetary conditions of any loan document. If there has been no event of default by the Borrower and the advance request meets the other requirements for such advance as contained herein, Lender shall make such advance to the Borrower within two
 (2)business days.

          5. Borrower, at its own cost, shall furnish an Endorsement to the existing Title Insurance Policy, reflecting that no change has occurred in the status of the Mortgaged Property as reflected in the original Title Insurance Policy, with the exception that all real estate taxes on the Mortgaged Property have been paid.

          6. Documents for the Loan Modification shall be prepared by, and be in form satisfactory to, Lender's counsel. Borrower shall be responsible for paying all of the expenses incurred with regard to the Loan Extension Closing, which expenses shall include, but not be limited to, recording fees, Lender's attorneys'' fees estimated to be Two Thousand Six Hundred and No/100 Dollars ($2,600.00) and any other reasonable costs incurred with regard thereto.

          7. This Commitment shall be null and void if it has not been accepted and returned to Lender within fourteen (14) days of the date of this letter. If this Commitment is timely accepted, and the Loan Modification Closing does not occur within forty-five (45) days of acceptance, this Commitment shall terminate without further notice to Borrower, and thereafter, Lander shall have no further obligation under this Commitment.

          8. This Commitment may not be assigned to or relied upon by any third party, and shall constitute, if accepted, a legally binding contract.

          9. Time is of the essence with respect to this Commitment and the performance of each and every term and condition contained herein.

          10. Notwithstanding anything to the contrary herein contained or implied, Lender, by this Commitment or by any action pursuant thereto, shall not be deemed a partner of or a joint venturer with Borrower, and Borrower hereby indemnifies and agrees to hold Lender harmless (including payment of all attorneys'' fees and costs) from any and all claims or damages resulting from such a construction of the parties' relationship.

          11. WAIVER OF RIGHT TO JURY TRIAL AND VENUE. BORROWER AND INFERIOR LIEN HOLDERS HEREBY WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION HEREINAFTER BROUGHT BY OR AGAINST THEM PURSUANT TO OR IN ANY WAY RELATING TO THIS COMMITMENT OR ANY OF BORROWER'S OR INFERIOR LIEN HOLDERS' OBLIGATIONS ARISING THEREFROM, AND THE LOAN EXTENSION DOCUMENTS WILL CONTAIN A SIMILAR WAIVER REGARDING THE LOAN EXTENSION, IF CLOSED.
 BORROWER, INFERIOR LIEN HOLDERS, AND LENDER HEREBY AGREE THAT VENUE FOR ANY SUCH ACTION SHALL BE IN LEE COUNTY, FLORIDA, OR THE FEDERAL COURT, OR THE UNITED STATES DISTRICT COURT IN AND FOR THE MIDDLE DISTRICT OF FLORIDA.
 THE PREVAILING PARTY IN ANY SUCH ACTION SHALL BE ENTITLED TO RECOVER FROM THE OTHER REASONABLE ATTORNEYS' FEES AND COSTS OF SUIT.

  Respectfully submitted,

 FIRST UNION NATIONAL BANK OF FLORIDA



 By:
          Kevin R. Kinahan
          Vice President



                      APPROVAL AND ACCEPTANCE

          The undersigned hereby acknowledge receipt of the foregoing Commitment, and by execution hereof acknowledge that such Commitment is offered by Lender in reliance upon the information and documentation previously provided by or on behalf of Borrower to Lender; accepts such Commitment; and agrees to the terms and conditions set forth herein; and returns this Commitment.

          The undersigned's acceptance of this Commitment constitutes an unconditional agreement to pay all fees, commissions, costs, charges, taxes, and other expenses incurred in connection with this Commitment, whether or not the Loan Modification closes, but not limited to, the Commitment Fees, fees of Lender's counsel, examination of title to the Land, and mortgage title insurance thereon, and all recording fees and charges.

 APPROVED AND ACCEPTED THIS 13th day of May, 1996.


                              SOUTH SEAS PROPERTIES COMPANY LIMITED
 PARTNERSHIP, an Ohio limited partnership



 Print Name:             By Rober M. Taylor, Manager and Chairman
                              T & T RESORTS, L.C.,
                              General Partner

 Prepared By:
 Bruce G. Fedor, Esquire
 800 Laurel Oak Drive, Suite 400
 Naples, Florida 33963-2738
 (941) 598-4444



          LOAN MODIFICATION AGREEMENT


 THIS AGREEMENT, is entered into as of this 13th day of May, 1996, between FIRST UNION NATIONAL BANK OF FLORIDA ("Lender") and SOUTH SEAS PROPERTIES COMPANY LIMITED PARTNERSHIP, an Ohio limited partnership, ("Borrower").

                            WITNESSETH:

          WHEREAS, FIRST UNION NATIONAL BANK OF FLORIDA, Successor by Merger to BANCFLORIDA, a Federal Savings Bank, ("Lender"), loaned to SANIBEL RESORT HOTEL LIMITED PARTNERSHIP, a Delaware limited partnership, ("Sanibel"), the sum of Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00), evidenced by Mortgage Note, Mortgage, Security Agreement and Assignment of Rents dated October 28, 1988 and recorded in 0.
 R. Book 2026, Page 2156 of the Public Records of Lee County, Florida; and

          WHEREAS, effective January 1, 1995, Borrower assumed and agreed to pay said indebtedness and perform all the obligations under said Mortgage Note ("Note"), Mortgage, Security Agreement and Assignment of Rents referenced above pursuant to an Assumption Agreement that was recorded in
 0. R. Book 2606, Page 2948 of the Public Records of Lee County, Florida;
 and

          WHEREAS, the Note, Mortgage, Security Agreement and Assignment of Rents were modified by a certain Loan Modification Agreement dated December 19, 1995 and recorded at 0. R. Book 2667 commencing at Page 2634 of the Public Records of Collier County, Florida; and

          WHEREAS, the Note and Mortgage were in default but were reinstated pursuant to a certain Loan Reinstatement and Modification Agreement executed on March 27, 1992 and recorded at 0. R. Book 2287, Page 3828 of the Public Records of Lee County, Florida; and which Mortgage, Assumption Agreement and Loan Modification Agreement, by and between Under and Borrower, encumber the real property described in EXHIBIT A attached hereto and made a part hereof (the "Premises"), and which Mortgage, Assumption Agreement, Loan Modification Agreement and other loan documents executed in connection therewith and specified therein shall be hereinafter referred to collectively as the "Mortgage;" and

          WHEREAS, Borrower and Lender have agreed to modify the Note and Mortgage as hereinbelow set forth.

          NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) paid by Borrower and other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

          1 .    Recitals.  The above recitals are true and correct and are incorporated herein by reference.

          2. Outstanding Balance.Borrower and @Lender agree that the present outstanding principal balance due under the Note as of this date is Six Million Nine Hundred Eighty Five Thousand Nine Hundred Ninety Eight and 75/100 Dollars ($6,985,998.92).

          3. The Lender will advance principal to the Borrower from time to time. However, the total of such advances of principal by Lender to Borrower shall never exceed the amount of the present outstanding principal balance of $6,985,998.92 reduced each month, commencing June 5, 1996 and continuing on the Fifth (5th) day of each month thereafter until December 5, 1996, by the amount of each month's principal reduction in the amount of $14,000.00. The outstanding principal balance may decrease or increase from time to time as principal payments are made by Borrower or advances of principal are made by Lender to Borrower, subject to the limitations as contained herein.

          4. No advances of principal by the Lender to the Borrower will be permitted after January 1, 1997.

          5. Requests for advances of principal by the Borrower shall be made to the Lender in writing and the Borrower, in such written principal advance request, shall, warrant and represent to the Lender that there has been no material change in the status or financial condition of the Borrower. Such advance by the Lender to the Borrower shall be contingent upon the Borrower not being in default of any of the monetary ttermsand conditions of any loan document. If there has been no event of default by the Borrower and the advance request meets the other requirements for such advance as contained herein, Lender shall make such advance to the Borrower within two (2) business days.

          On Maturity, January 31, 1997, all unpaid principal and all accrued but unpaid interest shall be due and payable in full.

          6. Consideration. In consideration of the modifications contained herein, Borrower has paid to LLendera Modification Fee of Five Thousand Hundred and no/100 ($5,000.00) Dollars.

          7. Reaffirmation of Security Interest. The parties herein agree that the Premises,as defined in the Mortgage, shall continue to serve as security and collateral for the repayment of any and all indebtedness due by Borrower to Lender under the Loan and Note, and for the performance by Borrower of each and every of the covenants and agreements in the Loan Documents, and that upon the occurrence of an Event of Default under the Loan Documents, the Lender may exercise any and all remedies available to it as to all of the Premises described in the Mortgage.

          8. Warranties and Representations. Borrower hereby affirms, warrants, and represents that all of the warranties and representations made in the Mortgage and other documents or instruments recited herein or executed with respect thereto, directly or indirectly, are true and correct as of the date hereof, and that Borrower is not in default of any of the foregoing or aware of any default with respect thereto.

 9.Modification and Ratification. Except as herein modified, the terms and conditions of the Mortgage, Note, and other Loan Documents are hereby ratified and affirmed, and shall remain in full force and effect.

          10. No Novation. It is the intent and agreement of the parties that this instrument shall not constitute a novation and shall in no way adversely affect the lien priority of the Mortgage. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of the Mortgage over the claims which would otherwise be subordinate thereto, then to the extent that third persons acquiring an interest in such property between the time of execution of the Mortgage and the execution hereof are prejudiced thereby, this Agreement, or such portion hereof as shall be so construed, shall be void and of no force and effect, and said Mortgage then shall be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing under the Mortgage, and notes secured thereby, shall have been paid in full.

          11. Lien. Borrower warrants and represents that the Mortgage as amended by this Agreement is a valid lien and security interest on the Premises with a first priority position as stated therein. If at any time Lender shall determine that the lien priority of its Mortgage as stated therein is invalid or in jeopardy, or if at any time, Lender is unable to obtain title insurance insuring such lien as a valid lien with the priority stated therein on the Premises, then Under shall have the option declaring this to be a default under the Mortgage and this Agreement.

          12. Defenses, Setoffs, and Counterclaims. Borrower warrants, represents, and acknowledges that it has no defenses, claims, or offsets against the obligations evidenced by the Note, Mortgage, and other Loan Documents.


          13. Entire Agreement; Amendments. This Agreement, the Commitment Letter dated May 7, 1996, and the other Loan Documents represent and constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, superseding all prior and oral or written negotiations or understandings between the parties.
 Neither this Agreement nor the other Loan Documents, nor any provisions thereof, may be changed, waived, discharged, or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

 14.      Miscellaneous.

          (a) Paragraph headings as used herein are for convenience only and shall not be construed as controlling the scope of any provisions hereof;

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida,

          (c)  Time is of the essence of this Agreement;

          (d) As used herein, the neuter gender shall include the masculine and feminine genders, and vice versa, and the singular, the plural, and vice versa, as the context demands; and

          (e) This Agreement shall inure to the benefit and be binding upon the parties as well as their successors and assigns, heirs, and personal representatives.

          15. Waiver of Jury Trial. BORROWER HEREBY WAIVES THE RIGHT TO JURY TRIAL IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR' ARISING OUT OF THIS AGREEMENT, THE COMMITMENT, NOTE, MORTGAGE, OR OTHER LOAN DOCUMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION, OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN BORROWER AND LENDER.

          IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.


                                                  BORROWER:

  WITNESSES:                       SOUTH SEAS PROPERTIES COMPANY
                                        LIMITED PARTNERSHIP,
                                        an Ohio limited partnership

 Print Name:                       By:
                                             Robert M. Taylor, Manager
                                             & Chairman
 Print Name:                            T&T Resorts, L.C.
                                             General Partner


 Print Name:


 LENDER

 FIRST UNION NATIONAL
 BANK OF FLORIDA



 By:
          Kevin R. Kinahan,
          Vice President

 FIRST UNION RENEWAL REAL ESTATE PROMISSORY NOTE #2

 $6,985,998.92                                      May 3, 1996



 LENDER:          FIRST UNION NATIONAL BANK OF FLORIDA (hereinafter termed
 "LENDER")


 BORROWER(S):

 SOUTH SEAS PROPERTIES COMPANY LIMITED PARTNERSHIP, an Ohio limited partnership

 12800 University Drive, Fort Myers, Lee County, FL 33907

 BORROWER(S) REPRESENT HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING
 OBTAINED FOR THE FOLLOWING PRIMARY PURPOSE:   X BUSINESS - PERSONAL- FAMILY
 OR HOUSEHOLD- AGRICULTURAL

          FOR VALUE RECEIVED: to wit, money loaned, the above named; the undersigned BORROWER, promises to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of Six Million Nine Hundred Eighty-five Thousand Nine Hundred Ninety-eight and 92/100 Dollars ($6,985,998.92), with interest until paid.

 CONTRACT RATE OF INTEREST:   At the rate of LENDER'S PRIME RATE Plus
 three-quarters percent (.75%) as that rate may change from time to time with changes to occur on the date the LENDER'S PRIME RATE changes; payable in full on January 31, 1997 ("Maturity").

 TERMS OF PAYMENT: payable in consecutive equal monthly payments of principal and interest, commencing on June 5, 1996, and continuing on the 5th day of each month thereof until Maturity, with a principal amount sufficient to fully amortize the principal balance in seventeen (17), years plus an irregular payment of all remaining principal and accrued interest on January 31, 1997.

 The undersigned agrees to pay a late charge equal to 5 % of each payment of principal and/or interest which is not paid within IO days of the date on which it is due. At LENDER'S option, the contract rate shall become the highest rate allowed by the law of the state of LENDER'S office as set forth herein commencing with and continuing for so long as the loan or any portion thereof is in Default (as hereinafter defined). Further, upon BORROWER'S Default and where LENDER deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance or to otherwise protect its interests hereunder, the BORROWER agrees to pay LENDER'S reasonable attorneys fees (including appellate costs, if any) and collection costs. Liability for reasonable attorneys fees and costs shall exist whether or not any suit or proceeding is commenced.

 This Renewal Real Estate Promissory Note #2 shall constitute a Loan Agreement whereby the Lender will advance principal to the Borrower from time to time. However, the total of such advances of principal by Lender to Borrower shall never exceed the amount of the present outstanding principal balance of $6,985,998.92 reduced each month, commencing June 5, 1996 and continuing on the Fifth (5th) day of each month thereafter until December 5, 1996, by the amount of each month's principal reduction in the amount of $14,000.00. The outstanding principal balance may decrease or increase from time to time as principal payments are made by Borrower or advances of principal are made by Lender to Borrower, subject to the limitations as contained herein.

 No advances of principal by the Lender to the Borrower will be permitted after January 1, 1997.

 Requests for advances of principal by the Borrower shall be made to the Lender in writing and the Borrower in such written principal advance request, shall warrant and represent to the Lender that there has been no material change in the status or financial condition of the Borrower. Such advance by the Lender to the Borrower shall be contingent upon the Borrower not being in default of any of the monetary terms and conditions of any loan document. If there has been no event of default by the Borrower and the advance request meets the other requirements for such advance as contained herein, Lender shall make such advance to the Borrower within two
 (2) business days.

 Interest is computed on the basis of a 360 day year for the actual number of days in the interest period (Actual/360 Computation) unless indicated below.

 DEFINITIONS OF LENDER'S PRIME RATE AND COMPUTATION FORMULAE APPEAR BELOW IN ADDITIONAL PROVISIONS

 All payments received during normal banking hours after 2:00 p.m. shall be deemed received at the opening of the next banking day.

 If the scheduled payment amount is insufficient to pay accrued interest, BORROWER shall make an additional payment of the amount of the accrued interest in excess of the scheduled payment.

 Each of the undersigned, whether BORROWER, sureties, or endorsers, and all others who may become liable for all or any part of the OBLIGATIONS evidenced hereby, do hereby, joint and severally, waive presentment, demand, protest, notice of protest and/or of dishonor, and also notice of acceleration of maturity on Default or otherwise. Further, they agree that Lender may, from time to time, extend, modify, amend or renew this Note for any period (whether or not longer than the original period of the Note) and grant any releases, compromises of indulgences with respect to the Note or any extensions, modifications, amendments or renewals thereof or any security therefor, or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.

          PAYMENT of this Note and all obligations of the undersigned BORROWER hereunder ("OBLIGATIONS") to LENDER, its successors and assigns, is secured inter alia (and includes the terms and obligations set forth therein), by a valid, subsisting Mortgage and Security Agreement (the "Mortgage") recorded or to be recorded in the county in which the real property described in the Mortgage (the "Property') is located, and by this reference is incorporated herein. If this Note is issued pursuant to a loan agreement of even date herewith, made by and between Borrower and Lender (the Loan Agreement"), which term shall be deemed to include any construction loan agreement or development loan agreement, then by this reference, the Loan Agreement is specifically incorporated herein;



          If default be made in the payment of any installment under this Note or if the Borrower violates any of the terms or breaches any of the conditions of the Mortgage or the Loan Agreement, if applicable, the entire principal sum and accrued interest shall become due and payable without notice unless otherwise provided herein or therein at the option of the Lender. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Upon such default, the principal of the Note and any part thereof, and accrued unpaid interest, if any, shall bear interest at the rate of either eighteen percent (18%) simple interest per annum after default until paid or at the then highest legal rate permissible by law. All parties liable for the payment of this Note agree to pay the Lender reasonable attomey's fees for the services and expenses of counsel employed after maturity or default to collect this Note (including any appeals relating to such enforcement proceedings) or to protect or enforce the security hereto, whether or not suit be brought.

          The remedies of Lender as provided herein, in the Mortgage and Loan Agreement shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Lender and may be exercised as often as occasion therefore shall arise. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof unless it is set forth in a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any subsequent event.

          Borrower and all sureties, endorsers and guarantors of this Note hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the Property, (b) agree to any substitution, exchange, addition or release of any of the Property or the addition of release of any party or person primarily or secondarily liable hereon, (c) agree that Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against Borrower or any other person or party to become liable hereunder or against the Property in order to enforce payment of this Note, (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgency with respect hereto without notice, consent or consideration to any of the foregoing (except the express written release by Lender of any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note, the Mortgage and the Loan Agreement.

          As used herein, the words, "Borrower" and "Under" shall be deemed to include Borrower and Lender as defined herein and their respective heirs, personal representatives, successors and assigns.

          This Note is executed and delivered at the Place of Execution and shall be construed and enforced in accordance with the laws of the State of Florida.


          BORROWER hereby further warrants, covenants and agrees as follows:

          Anything contained herein to the contrary      notwithstanding, if
 for any reason the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in access of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder.

          If the interest provision contained herein refers to "LENDER'S PRIME RATE," the LENDER'S PRIME RATE shall be that ate announced by LENDER from time to time as its prime rate both above and below LENDER'S PRIME RATE, and BORROWER acknowledges the LENDER'S PRIME RATE is not represented or intended to be the lowest or most favorable rate of interest offered by LENDER.

          LENDER'S Actual/360 or 365/360 computation determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate.

          At LENDER'S option, any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until LENDER receives collected funds.

          In the event any provision(s) of this instrument shall be left blank or incomplete, BORROWER hereby authorizes and empowers LENDER to supply and complete the necessary information as a ministerial task consistent with the understanding between the parties.

          BORROWER warrants that BORROWER does not have either a "record" or reputation for violating Laws of the United States or of any State relating to liquor (as referred to in 18 U.S.C.A. 3617, (et seq.) Or narcotics and/or any commercial crimes.

          The COLLATERAL SHALL, AT ALL TIMES, BE AT BORROWER'S risk. The loss, injury to or destruction of COLLATERAL shall not release BORROWER from payment or other performance hereof. BORROWER agrees to obtain and keep in force Physical Damage and/or Property Damage Insurance on said COLLATERAL, and any other insurance required by LENDER. Such insurance is to be in form and amounts satisfactory to LENDER, with the same payable to LENDER. All such policies shall provide for thirty (30) days written minimum cancellation notice to LENDER. BORROWER shall furnish to LENDER the original policies or certificate or other evidence satisfactory to LENDER of compliance with the foregoing provisions. LENDER is authorized, but not obligated, to purchase any or all of said insurance or "single interest insurance' protecting only its security interest, all at BORROWER'S expense. In such event, BORROWER agrees to reimburse LENDER for the cost of such insurance to the extent that the same is not included in the principal amount of the Note.
          BORROWER hereby assigns to LENDER the proceeds of all such insurance to the extent of the unpaid balance hereunder, and directs any insurer to make payments directly to LENDER. BORROWER further hereby grants to LENDER his Power of Attorney, which shall be irrevocable for so long as any amount is unpaid hereunder. Said Power of Attorney gives LENDER the sole right to file Proof of Loss and/or any other forms required to collect from any insurer any amount due from any loss, damage or destruction of the COLLATERAL; to agree to and bind BORROWER as to the amount of said recovery; to designate Payee(s) of such recovery; to grant releases to payor-insurers for their liability; to grant subrogation rights to any such payor-insurer, to endorse any settlement check or draft. BORROWER further agrees not to exercise any of the foregoing Powers granted to LENDER, without the latter's written consent. In the event of any default hereunder, LENDER is authorized in its sole discretion to cancel any insurance and credit any premium refund against the unpaid balance due on BORROWER'S OBLIGATIONS.
          If, with respect to any security pledged hereunder, a stock dividend is declared or any stock split-up made or right to subscribe is issued, all certificates for the shares representing such stock dividend or stock split-up right to subscribe will be immediately delivered, duly endorsed to the LENDER as additional COLLATERAL security.
          If, at any time, the COLLATERAL shall be deemed unsatisfactory to and by LENDER, or in the event LENDER shall otherwise deem itself, its security interests, its COLLATERAL or said debt unsafe or insecure, then and on demand of LENDER, BORROWER shall immediately furnish such further COLLATERAL or make such payment on said account as will be satisfactory to LENDER to be held by said LENDER as if originally pledged hereunder.
          At its option, LENDER may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on said COLLATERAL, may pay for insurance and for the maintenance and preservation of same. BORROWER agrees to reimburse LENDER, on demand, for any such payment made, or any such expense incurred by LENDER pursuant to the foregoing authorization. Until Default, as hereinafter defined, BORROWER shall have the right to retain possession of the COLLATERAL, unless otherwise agreed by the parties hereto, and to use in any lawful manner not inconsistent with the AGREEMENT and with any policy of insurance thereon. BORROWER shall be liable for all documentary and intangible taxes assessed at closing or from time to time during the life of the transaction.

          LENDER may, to the extent permitted by law, with or without notice, before or after maturity of this Note, transfer or register in the name of its nominee(s) all or any party of the COLLATERAL, and also exercise any or all rights of collection, conversion or exchange and other similar rights, privileges and options pertaining to the COLLATERAL; but shall have no duty to exercise any such rights, privilege or options or to sell or otherwise realize upon any of the COLLATERAL as herein authorized or to preserve the same and shall not be responsible for any failure to do so or delay in so doing. As to any COLLATERAL consisting of instruments or chattel paper, it is agreed that LENDER shall not be required to take any steps whatever to preserve any rights against prior Parties.
          LENDER shall have no custodial or ministerial duties to perform with regard to COLLATERAL pledged except for its safekeeping; and by way of explanation and not by way of limitation thereof, LENDER shall incur no liability for any of the following: loss or depreciation of the COLLATERAL, unless caused by its willful misconduct, failure to present any paper for payment or to protest or give notice of non-payment or any other notice with respect to any paper or COLLATERAL; or its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper or other Security whether in connection with any merger, consolidation, recapitalization, reorganization or arising out of the intendment or refunding of the original Security or its failure to notify any party hereto that the COLLATERAL should be so presented or surrendered.
          Upon any transfer of this Note, the LENDER may deliver the property held as security or any part thereof, to the transferee, as well as any subsequent holder hereof who shall thereupon become vested with all the powers and rights herein given to the LENDER in respect to the property so transferred and delivered, and the LENDER shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect to such property so transferred but with respect to any property not so transferred, the LENDER shall retain all rights and powers hereby given.
          With prior written consent of LENDER, other COLLATERAL may be substituted for the original COLLATERAL herein, in which event all rights, duties, obligations, remedies and security interests provided for, created or granted shall apply fully to such substitute COLLATERAL.
          Upon the occurrence of any of the "EVENTS OF DEFAULT", as hereinafter defined, LENDER is herewith expressly authorized to exercise its right of Set-Off or Bank Lien as to any monies deposited in demand, checking, time, savings or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice. Said right of Set-Off shall also be exercised and applicable where LENDER is indebted to any signer hereof by reason of any Certificate of Deposit, Note or otherwise.
          WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES, THAT:
          (A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, ANY OTHER LOAN AGREEMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;
          (B) NEITHER THE BORROWER NOR LENDER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;
          (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;
          (D) NEITHER THE BORROWER, NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PERSON OR PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND
               (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.
               EVENTS OF DEFAULT
          BORROWER shall be in default under this AGREEMENT upon the happening of any of the following events, circumstances or conditions; namely:
               (1) Default in the payment or performance of any of theOBLIGATIONS provided hereunder or in connection herewith or any other OBLIGATIONS of BORROWER or any affiliate (as defined in 1 1 U. S. C. 10 1
 (2); hereinafter affiliate) or BORROWER or any endorser, guarantor or surety for BORROWER to LENDER or any affiliate of LENDER howsoever created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or of any other covenant, warranty, or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty or surety; or any other document executed by BORROWER in conjunction herewith;
          (2) Any warranty, representation or statement made or furnished to LENDER by or on behalf of BORROWER, or any guarantor, endorser, or surety for BORROWER in connection with the Note or to induce LENDER to make a loan to BORROWER which was false in any material respect when made or furnished or has become materially false, if such warranty of BORROWER or guarantor, endorser or surety for BORROWER was ongoing in nature; or
          (3) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver, custodian, or trustee for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against BORROWER or any endorser, guarantor, or surety for BORROWER; or
          (4) BORROWER or any guarantor, endorser, or surety for BORROWER shall allow the acquisition of substantially all of the business or assets of BORROWER or guarantor or surety for BORROWER or a material portion of such business assets if such a sale is outside BORROWER'S or guarantor's, endorser's or surety's ordinary course of business or more than 50% of the outstanding stock or voting power of BORROWER in a single transaction or a series of transactions, or acquire substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity, or enter into any transaction of merger or consolidation without prior written consent of LENDER; or
          (5) Failure of a corporate BORROWER or endorser, guarantor or surety for said BORROWER to maintain its corporate existence in good standing; or
          (6) Upon the entry of any monetary judgment or the assessment and/or filing of any tax lien against BORROWER or any endorser, surety, or guarantor, or upon the issuance of any writ of garnishment, judicial seizure of, or BORROWER be generally not paying BORROWER'S debts as such debts become due; or
          (7) The BORROWER or any endorser, guarantor, or surety for said BORROWER shall be a debtor, either voluntarily or involuntarily , under (as as the term debtor is defined in) the Bankruptcy Code or should the BORROWER be generally not paying BORROWER's debts as such debts become due; or
          (8) Failure of said BORROWER, endorsers, guarantors or sureties to furnish financial statements or other financial information reasonably requested by LENDER; or
  (9) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any COLLATERAL or the assertion or making of any levy, seizure, mechanic's or materialman's lien or attachment thereof or thereon; or
          (10) If LENDER should otherwise deem itself or the debt created hereunder unsafe or insecure; or should LENDER, in good faith, believe that the prospect of payment or other performance is impaired.

          REMEDIES ON DEFAULT (including Powers of Sale)

          Upon the occurrence of any of the foregoing events, circumstances or conditions of Default, all of the OBLIGATIONS evidenced herein and secured hereby shall at the option of the LENDER, immediately be due and payable without notice. Further, LENDER shall then have all the rights and remedies of a SECURED PARTY under the Uniform Commercial Code AS adopted by the state LENDER'S office as set forth herein.

          Without limitation thereto, LENDER shall have the following specific rights and remedies:

 (1) To take immediate possession of the COLLATERAL without notice or resort to legal process; and for such purpose, to enter upon any premises on which the COLLATERAL or any part thereof may be situated and remove the same therefrom; or at its option, to render the COLLATERAL unusable. Further, also at its option, to depose of said COLLATERAL on BORROWER'S premises.

          (2) To require BORROWER to assemble the COLLATERAL and make it available to LENDER at a place to then be designated by said LENDER, which is reasonably convenient to both parties.

          (3) To exercise its rights of Set-Off by applying any monies of BORROWER on deposit with LENDER toward payment of the OBLIGATIONS evidenced or referred to herein or secured hereby, without notice. If any process is issued or ordered to be served on LENDER, seeking to seize BORROWER'S rights and/or interest in any bank account maintained with LENDER; the balance in any said account shall immediately be deemed to have been and shall be set-off against any and all OBLIGATIONS of BORROWER to LENDER, as of the time of issuance of any such writ or process; whether or not BORROWER and/or LENDER shall then have been served therewith.

          (4) To dispose of COLLATERAL as allowed by the Uniform Commercial Code, as adopted by the State of LENDER'S office as set forth herein, in any County or place selected by LENDER, at either Private or Public Sale (at which Public Sale LENDER may be the purchaser) with or without having the COLLATERAL physically present at said site.

          (5) To make or have made any repairs deemed necessary or desirable at time of repossession, possession or sale, the cost of which is to be charged against BORROWER.

          (6) To apply to proceeds realized from disposition of the COLLATERAL to satisfy the following terms, in the order here listed:

               (a) The cost of reimbursing any person whose interest in the premises is physically damaged by the entry and removal of the COLLATERAL, upon BORROWER'S failure to do so; next to
          (b) The expenses of taking, removing, holding for sale, repairing or otherwise preparing for sale and selling of said COLLATERAL specifically including the LENDER'S reasonable Attomey's fees (including appellate costs, if any) and both legal and collection expenses; next to
          (c) The expense of liquidating any liens, security interests, attachments or encumbrances superior to the security interests herein created; and finally to
          (d) The unpaid principal and all accumulated interest hereunder and to any other debt owed to LENDER by any signer hereof.

          Any surplus, after the satisfaction of the foregoing items (a) through (d) shall be paid to BORROWER or to any other PARTY lawfully entitled thereto and known to this LENDER. Further, if proceeds realized from disposition of the COLLATERAL shall fail to satisfy any of the foregoing items (a) through (d), BORROWER shall forthwith pay deficiency balance to LENDER.

          No waiver, amendments or modifications shall be valid unless in writing. Further, this Note shall be governed by and construed under the laws of the State of the LENDER'S office as set forth herein. All terms and expressions contained herein which are defined in Articles 1, 3 or 9 of the Uniform Commercial Code of the State of LENDER'S office set forth herein shall have the same meaning herein as in said Articles of Said Code. No waiver by LENDER of any default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of LENDER hereunder shall inure to the benefit of its successors and assigns; and all obligations of BORROWER shall bind his heirs, executors, administrators, successors and/or assigns.



          If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Agreement. "Agreement" refers to the entire PROMISSORY NOTE herein. In the case of conflict between the terms of this Agreement and the Mortgage, Loan Agreement and/or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Agreement, then the Mortgage, the Loan Agreement, then the Commitment Letter.

 IN WITNESS WHEREOF, the Borrower, on the day and year first written above, has caused this Note to be executed under seal by (I) if a corporation, adoption of the facsimile seal printed hereon for such special occasion and purpose (or if an impression seal appears herein by affixing such impression seal) by its duly authorized officer(s) or,
 (ii) if by individuals, hereunto setting their hands and seals.

 SOUTH SEAS PROPERTIES COMPANY LIMITED PARTNERSHIP, an Ohio limited partnership


 By: ______________________
          Robert M. Taylor, Manager and Chairman,
          T&T RESORTS, L.C.
          General Partner